Exhibit 99.1 August 2019 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2012 Purchased Colormaster dye house and Crown Rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality • 2016 Launched Calibré luxury vinyl flooring in Masland Contract • 2017 Launched Stainmaster® LVF in Masland and Dixie Home • 2018 Launched engineered wood in our Fabrica brand • 2018 Unified Atlas and Masland Contract into single business unit • 2019 Launched TRUCOR™ LVF in Dixie Home and Masland 3

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 18% of sales – Top 100 carpet customers • 32% of sales 4

Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer. 5

New and Existing Home Sales Seasonally Adjusted Annual Rate • “Home sales are New 1,000 Existing 1,000 800 6,000 running at a pace similar to 2015 levels – 750 even with exceptionally low mortgage rates, a 700 5,500 record number of jobs and a record high net 650 worth in the country. 600 5,000 • Imbalance persists for 550 mid-to-lower priced homes with solid 500 4,500 demand and insufficient supply, which is 450 consequently pushing up home prices.” 400 4,000 350 Lawrence Yun Chief Economist 300 3,500 National Association of Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 Jan '19 Realtors June 23, 2019 6 Source: National Association of Realtors (existing) and census.gov/newhomesales

Residential and Commercial Fixed Investment 7

The Industry as compared to The Dixie Group Source: U.S. Bureau of Economic Analysis and Company estimates 8

2018 U.S. Flooring Manufacturers Flooring $ in Flooring Market Flooring Manufacturers millions % Shaw (Berkshire Hathaway) 5,142 21.7% Mohawk (MHK) 5,213 22.0% Engineered Floors (Private) 1,015 4.3% Interface (TILE) 601 2.5% Dixie (DXYN) 405 1.7% Imports & All Others 11,304 47.7% U.S. Carpet & Rug Market 23,680 100.0% Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9

Dixie versus the Industry 2019 Second Quarter 2019 Second Quarter U.S. Carpet & Dixie sales Rug Market of $10.6 billion High End Commercial, 25% Commercial, 44% High End Residential, 56% Residential, 75% Source: Floor Covering Weekly and Dixie Group estimate 10

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Brand Positioning The Dixie Group ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS OR SALES DOLLARS Masland TOTAL MARKET: SQUARE YARDS SQUAREMARKET: YARDS TOTAL Dixie Home Fabrica $0 $8 $14 $21 $28 $35 $42 $49 INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources 13

Dixie Group High-End Residential Sales All Residential Brands Sales by Brand for 2019 Second Quarter Fabrica Masland Dixie Home 14

Dixie Group High-End Residential Sales All Brands Sales by Channel for 2019 Second Quarter Specialty - OEM Commercial Builder Mass Merchant Retailer Designer The company believes that a significant portion of retail sales also involve a designer. 15

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – TRUCOR™ SPC Luxury Vinyl Flooring – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 21% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – TRUCOR™ WPC Luxury Vinyl Flooring – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 31% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Fabrica Fine Wood Flooring, a sophisticated collection of refined “best in class” wood ﬂooring products. 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas products – Designer driven focused on the fashion oriented market space • Our Masland Contract products – Broad product line for diverse commercial markets • Our Masland eNergy products – Sells “main street commercial” through retailers • Our Masland Residential and Atlas | Masland Contract sales forces – Designers and select commercial retailers 19

• The consolidation of Atlas and Masland Contract provides an exciting opportunity for us to become a greater resource to our customers in the hyper competitive commercial flooring market. • Atlas | Masland has become a comprehensive resource to the commercial flooring customer. Whether a project calls for broadloom carpet, modular carpet tile, area rugs, walk off material or luxury vinyl flooring, we have the product and expertise to service any market segment. 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Sustaina™ Modular Carpet Tile – The Crafted Collection with Sustaina™ modular carpet tile backing, both PVC and polyeurathane free – over 80% recycled content – Calibré Luxury Vinyl Tile 21

Sales by Channel for 2019 Second Quarter Health Care Other Hospitality Gov't Store Planning Education Corporate Channels: Interior Design Specifier and Commercial End User 22

Dixie Group Sales $ in millions Net Sales 450 422 412 407 397 405 400 389 345 350 331 321 300 283 270 266 250 231 205 200 150 100 50 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 TTM 2019 *2016 had 53 weeks. 23

Sales & Operating Income $ in millions FY YTD Annual FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 2019 Net Sales 266 344 407 422 397 412 405 189 Net Income (Loss) (0.9) 5.3 (1.4) (2.4) (5.3) (9.6) (21.4) (7.9) Operating Income 1.8 8.9 (5.2) 2.0 (3.4) 4.0 (15.6) (4.3) Non-GAAP Adjusted Op. Income 3.5 16.4 4.7 4.9 (2.0) 4.6 (1.1) (0.3) EBITDA 11.2 18.7 16.9 15.9 10.0 16.6 (3.1) 1.6 Non-GAAP Adjusted EBITDA 13.2 26.5 17.7 19.0 11.5 17.5 11.4 5.7 Quarterly Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Net Sales 102.7 105.1 98.9 106.4 101.6 98.2 88.6 100.4 Net Income (Loss) (0.6) (9.5) (2.9) (1.8) (3.0) (13.7) (6.7) (1.2) Operating Income 0.8 (0.6) (1.5) (0.2) (1.2) (12.8) (4.9) 0.6 Non-GAAP Adjusted Op. Income 0.8 0.0 (1.3) 2.0 0.7 (2.4) (2.8) 2.5 EBITDA 4.0 2.7 1.6 3.0 1.9 (9.5) (1.8) 3.3 Non-GAAP Adjusted EBITDA 4.0 3.4 1.8 5.0 3.8 0.8 0.4 5.3 Change Year over Year Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Net Sales 2.4 2.5 1.3 (0.7) (1.1) (6.9) (10.3) (6.0) Net Sales % Change 2.3% 2.4% 1.4% -0.7% -1.1% -6.6% -10.4% -5.7% Net Income (Loss) (1.1) (6.8) (2.3) (2.9) (2.4) (4.2) (3.8) 0.6 Operating Income (1.1) 2.3 (2.1) (3.3) (1.9) (12.2) (3.3) 0.7 Non-GAAP Adjusted Op. Income (1.1) 3.3 (1.9) (1.2) (0.1) (2.5) (1.5) 0.5 EBITDA (1.3) 2.4 (2.2) (3.3) (2.1) (12.2) (3.4) 0.4 Non-GAAP Adjusted EBITDA (1.3) 3.3 (2.0) (1.4) (0.2) (2.5) (1.5) 0.3 Note: 2016 has 53 operating weeks, all other periods had 52 operating weeks Note: Non-GAAP reconciliation starting on slide 27 24

Current Business Conditions 2019 Initiatives • We consolidated our two commercial brands into Atlas | Masland Contract, under one management, sharing operations in marketing, product development, manufacturing, and consolidation of sales forces. • We launched TRUCOR™ a Luxury Vinyl Flooring Line, in early 2019. • We will have placed over 2,000 displays of TRUCOR™ luxury vinyl flooring through our Masland and Dixie Home residential brands in the third quarter of 2019. • We began shipment of our new EnVision 6,6™ soft floorcovering collection. This Dixie Home product line consist of beautifully styled carpet products at moderate price points to reach a wider range of consumers. • We are progressing with our Profit Improvement Plan and anticipate the bulk of the savings to be in place by the third quarter of 2019. • We were profitable, excluding facility restructuring charge, in the second quarter of 2019. 25

Non-GAAP Information Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9) 27

Non-GAAP Information Three Months Ended Non-GAAP Gross Profit Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Net Sales 97,541 107,187 102,650 105,084 98,858 106,438 101,562 98,175 88,606 100,394 Gross Profit 25,161 28,426 24,857 22,769 21,580 25,144 21,887 18,380 18,919 23,493 Plus: Unusual Workers Comp - - - - - 450 - - - - Plus: Inventory write off for PIP - - - - - - 963 1,738 - 202 Plus: Business integration expense - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - Non-GAAP Adj. Gross Profit (Note 1) 25,161 28,426 24,857 22,769 21,580 25,594 22,850 20,118 18,919 23,695 Gross Profit as % of Net Sales 25.8% 26.5% 24.2% 21.7% 21.8% 23.6% 21.6% 18.7% 21.4% 23.4% Non-GAAP Adj. Gross Profit % of Net Sales 25.8% 26.5% 24.2% 21.7% 21.8% 24.0% 22.5% 20.5% 21.4% 23.6% Non-GAAP S,G&A Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Net Sales 97,541 107,187 102,650 105,084 98,858 106,438 101,562 98,175 88,606 100,394 Selling and Administrative Expense 24,481 25,261 24,044 22,384 23,120 23,801 23,033 22,518 21,660 21,114 Plus: Business integration expense - - - - - - - - - - Less: Acquisition expenses - - - - - - - - - - Non-GAAP Adj. Selling and Admin. Expense 24,481 25,261 24,044 22,384 23,120 23,801 23,033 22,518 21,660 21,114 S,G&A as % of Net Sales 25.1% 23.6% 23.4% 21.3% 23.4% 22.4% 22.7% 22.9% 24.4% 21.0% Non-GAAP S,G&A as % of Net Sales (Note 2) 25.1% 23.6% 23.4% 21.3% 23.4% 22.4% 22.7% 22.9% 24.4% 21.0% 28

Non-GAAP Operating Income Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Net Sales 97,541 107,187 102,650 105,084 98,858 106,438 101,562 98,175 88,606 100,394 Operating income (loss) 628 3,179 767 (608) (1,515) (165) (1,179) (12,765) (4,863) 574 Plus: Acquisition expenses - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - Plus: Business integration expense - - - - - - - - - - Plus: Unusual Workers Comp - - - - - 450 - - - - Plus: Legal Settlement - - - - - 1,514 - - - - Plus: Inventory write off for PIP - - - - - - 963 1,738 - 202 Plus: Profit improvement plans - - 2 634 216 190 531 2,230 2,091 1,725 Plus: Impairment of assets - - - - - - 349 815 5 (1) Plus: Impairment of goodwill and intangibles - - - - - - - 5,545 - - Non-GAAP Adj. Operating Income (Loss) (Note 3) 628 3,179 769 26 (1,299) 1,989 664 (2,437) (2,767) 2,500 Operating income as % of net sales 0.6% 3.0% 0.7% -0.6% -1.5% -0.2% -1.2% -13.0% -5.5% 0.6% Adjusted operating income as a % of net sales 0.6% 3.0% 0.7% 0.0% -1.3% 1.9% 0.7% -2.5% -3.1% 2.5% Non-GAAP Income from Continuing Operations Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Net income (loss) as reported (604) 1,103 (558) (9,496) (2,907) (1,815) (2,962) (13,699) (6,672) (1,216) Less: (Loss) from discontinued, net tax (29) (123) (11) (69) (23) 157 (40) 1 (31) (35) Income (loss) from Continuing Operations (575) 1,225 (546) (9,426) (2,884) (1,972) (2,922) (13,700) (6,641) (1,181) Plus: Acquisition expenses - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - Less: Gain on purchase of business - - - - - - - - - - Plus: Business integration expense - - - - - - - - - - Plus: Unusual Workers Comp - - - - - 450 - - - - Plus: Legal Settlement - - - - - 1,514 - - - - Plus: Inventory write off for PIP - - - - - - 963 1,738 - 202 Plus: Profit improvement plans - - 2 634 216 190 531 2,230 2,091 1,725 Plus: Impairment of assets - - - - - - 349 815 5 (1) Plus: Impairment of goodwill and intangibles - - - - - - - 5,545 - - Plus: Tax effect of above - - (1) (241) - - - - - - Plus: Tax credits, rate change and valuation allowa - - - 8,169 - - - - - (14) Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note (575) 1,225 (545) (864) (2,668) 182 (1,079) (3,372) (4,545) 731 Adj diluted EPS from Cont. Op's (0.04) 0.08 (0.03) (0.06) (0.17) 0.01 (0.07) (0.21) (0.29) 0.05 Wt'd avg. common shares outstanding - diluted 15,673 15,826 15,707 15,707 15,851 15,864 15,786 15,792 15,809 15,809 29

Non-GAAP EBIT and EBITDA Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Net income (loss) as reported (2,722) (604) 1,103 (558) (9,496) (2,907) (1,815) (2,962) (13,699) (6,672) (1,216) Less: (Loss) from discontinued, net tax (84) (29) (123) (11) (69) (23) 157 (40) 1 (31) (35) Plus: Taxes (1,685) (163) 570 (181) 7,283 (166) (26) 82 (721) 100 34 Plus: Interest 1,423 1,362 1,357 1,486 1,535 1,533 1,642 1,664 1,651 1,720 1,717 Non-GAAP Adjusted EBIT (Note 5) (2,900) 624 3,153 759 (608) (1,517) (356) (1,176) (12,770) (4,821) 570 Plus: Depreciation and amortization 3,282 3,210 3,196 3,213 3,328 3,143 3,164 3,089 3,257 3,098 2,808 Non-GAAP EBITDA from Cont Op 382 3,834 6,349 3,972 2,720 1,626 2,808 1,913 (9,513) (1,723) 3,378 Plus: Acquisition expenses - - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - - Less: Gain on purchase of business - - - - - - - - - - - Plus: Business integration expense - - - - - - - - - - - Plus: Unusual Workers Comp - - - - - - 450 - - - - Plus: Legal Settlement - - - - - - 1,514 - - - - Plus: Inventory write off for PIP - - - - - - - 963 1,738 - 202 Plus: Profit improvement plans (359) - - 2 634 216 190 531 2,230 2,091 1,725 Plus: Impairment of assets - - - - - - - 349 815 5 (1) Plus: Impairment of goodwill and intangibles - - - - - - - - 5,545 - - Non-GAAP Adj. EBITDA (Note 5) 23 3,834 6,349 3,974 3,354 1,842 4,962 3,756 815 373 5,304 Non-GAAP Adj. EBITDA as % of Net Sales 0.0% 3.9% 5.9% 3.9% 3.2% 1.9% 4.7% 3.7% 0.8% 0.4% 5.3% Management estimate of severe weather (not in above) - - - - - - - - - - - Non-GAAP Free Cash Flow Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Non-GAAP Adjusted EBIT (from above) (2,900) 624 3,153 759 (608) (1,517) (356) (1,176) (12,770) (4,821) 570 Times: 1 - Tax Rate = EBIAT (1,798) 387 1,955 470 (377) (1,517) (356) (1,176) (12,770) (4,821) 570 Plus: Depreciation and amortization 3,282 3,210 3,196 3,213 3,328 3,143 3,164 3,089 3,257 3,098 2,808 Plus: Non Cash Impairment of Assets, Goodwill - - - - - - - 349 6,360 5 (1) Minus: Net change in Working Capital (9,831) 10,906 6,247 11,135 (4,902) 2,138 5,416 2,356 (18,488) (1,022) (4,293) Non-GAAP Cash from Operations 11,315 (7,309) (1,096) (7,452) 7,853 (512) (2,608) (94) 15,335 (696) 7,670 Minus: Capital Expenditures 1,736 3,778 2,733 5,731 1,340 752 745 1,627 1,317 (1,010) 1,029 Minus: Business / Capital acquisitions - - - - - - - - - - - Non-GAAP Free Cash Flow (Note 6) 9,579 (11,087) (3,829) (13,183) 6,513 (1,264) (3,353) (1,721) 14,018 314 6,641 30